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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): December 24, 1998
                              (December 24, 1998)



                            MARSH SUPERMARKETS, INC.
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             (Exact name of registrant as specified in its charter)

         Indiana                      000-01532               35-0918179
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)


    9800 Crosspoint Boulevard
      Indianapolis, Indiana                                46256-3350
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(Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (317) 594-2100


                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.          Other Events

     The Board of Directors of Marsh Supermarkets, Inc., (the "Company") has approved the extension of the benefits afforded by the Company's shareholder rights agreement, dated as of August 1, 1989, as amended on May 1, 1991, by amending and restating the agreement as of December 24, 1998 (the "Amended and Restated Rights Agreement"). The Amended and Restated Rights Agreement is intended to deter coercive or abusive tender offers and market accumulations. The Amended and Restated Rights Agreement encourages an acquiror to negotiate with the Company's Board of Directors and enhances the Board's ability to act in the best interest of all of the Company's shareholders.

     The principal amendments contained in the Amended and Restated Rights Agreement include the following matters: (i) the term of the Agreement has been extended from July 31, 1999 through December 24, 2008; (ii) a provision exempting certain inadvertent acquisitions from the operation of the Amended and Restated Rights Agreement has been incorporated in the definition of an Acquiring Person; and (iii) the term Independent Director has been deleted from the Amended and Restated Rights Agreement, and, consistent therewith, all references to Independent Director decision-making have been removed from the Amended and Restated Rights Agreement, such decision-making now being vested in the Board of Directors. The initial Purchase Price with respect to the Rights remains $65 per one one-hundredth of a share of Preferred Stock. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Rights Agreement filed herewith as Exhibit 99.2.

     In connection with the Amended and Restate Rights Agreement the Board of Directors established a "TIDE" (Three-year Independent Director Evaluation) mechanism under which an independent Board committee will review the plan at least once every three years and, if it deems appropriate, recommend that the full Board modify or terminate the plan.

Item 7.          Financial Statements and Exhibits

                 (c)   Exhibits:

       99.1 Press release dated December 24, 1998 regarding the Amended and Restated Rights Agreement between Marsh Supermarkets, Inc. and National City Bank, as Rights Agent.

       99.2 Amended and Restated Rights Agreement, dated as of December 24, 1998, between Marsh Supermarkets Inc. and National City Bank, as Rights Agent, including Certificate of Designation, Preferences and Rights (Exhibit A), Form of Rights Certificate (Exhibit B) and Form of Summary of Rights (Exhibit C).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MARSH SUPERMARKETS, INC.

Date: December 24, 1998                 By: /s/ Don E. Marsh
                                            -----------------------------------
                                        Name:  Don E. Marsh
                                        Title: Chairman of the Board,
                                               President and Chief Executive
                                               Officer






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                                 EXHIBIT INDEX



 No.                                Exhibit
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99.1      Press release dated December 24, 1998 regarding the Amended and
          Restated Rights Agreement between Marsh Supermarkets, Inc. and National City Bank, as Rights Agent.

99.2 Amended and Restated Rights Agreement, dated as of December 24, 1998, between Marsh Supermarkets Inc. and National City Bank, as Rights Agent including, Copy of Certificate of Designation, Preferences and Rights (Exhibit A), Form of Rights Certificate (Exhibit B) and Form of Summary of Rights (Exhibit C).